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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 21, 2000
                                                ------------------


                             Cooper Industries, Inc.
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               (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


             1-1175                                   31-4156620
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   (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                    77002
(Address of Principal Executive Offices)               (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.    Financial Statements and Exhibits.

           Exhibits

           99.1 Cooper Industries, Inc. (the "Company") press release dated November 21, 2000 titled "Cooper Industries Acquires Shaper Lighting"


Item 9.    Regulation FD Disclosure.

Acquisition of Shaper Lighting

On November 21, 2000, the Company issued the press release attached hereto as
Exhibit 99.1 announcing that it has acquired Shaper Lighting, a Richmond, California-based privately held manufacturer of specification and commercial grade lighting fixtures. The following is financial information regarding Shaper Lighting and the acquisition transaction:

                                 Shaper Lighting

                                                  Actual Results
                                                   for 12 Months
                                                  Ending 2/29/00
                                                  --------------
                                                    (millions)
Revenues                                                $11
Earnings before Interest, Taxes,
  Depreciation & Amortization                          $  1
- Return on Revenues 1                                   10%
Earnings before Interest & Taxes                        $0.9
- Return on Revenues 1                                    9%

                                                   Transaction
                                                   Information
                                                   -----------
                                                    (millions)
Purchase Price                                         $ 8
Preliminary annual goodwill
   amortization resulting
   from purchase                                        $0.1


Notes:
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1 Percentages calculated before rounding.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COOPER INDUSTRIES, INC.
                                         (Registrant)



Date: November 21, 2000                  /s/ Diane K. Schumacher
                                         ------------------------------------
                                             Diane K. Schumacher
                                             Senior Vice President, General
                                             Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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99.1  Company press release dated November 21, 2000 titled "Cooper Industries
      Acquires Shaper Lighting"